EXHIBIT 99.2

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2023

(In thousands, except share data)

(Unaudited)

Issuer Name	Maturity / Expiration	Industry	Current Coupon	Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
Investments in Non-Controlled, Non-Affiliated Portfolio Companies—145.6% of Net Assets (1), (2)
First Lien Secured Debt—93.2% of Net Assets
A1 Garage Merger Sub, LLC	12/22/2028	Personal, Food and Miscellaneous Services	11.99%	3M SOFR+660	5,144	$5,073	$5,119
A1 Garage Merger Sub, LLC - Unfunded Term Loan	12/21/2024	Personal, Food and Miscellaneous Services	—	—	1,788	—	18
A1 Garage Merger Sub, LLC (Revolver) (7)	12/22/2028	Personal, Food and Miscellaneous Services	—	—	2,532	—	(13)
Ad.net Acquisition, LLC (Revolver)	05/07/2026	Media	11.65%	3M SOFR+626	222	222	221
Ad.net Acquisition, LLC (Revolver) (7)	05/07/2026	Media	—	—	222	—	(1)
Anteriad, LLC (f/k/a MeritDirect, LLC)	05/23/2024	Media	12.04%	3M SOFR+665	1,237	1,223	1,221
Anteriad, LLC (f/k/a MeritDirect, LLC) (Revolver) (7)	05/23/2024	Media	—	—	1,612	—	(28)
Any Hour Services	07/21/2027	Personal, Food and Miscellaneous Services	11.22%	3M SOFR+585	3,023	3,014	2,962
Any Hour Services (Revolver) (7)	07/21/2027	Personal, Food and Miscellaneous Services	—	—	1,147	—	(23)
Apex Service Partners, LLC	07/31/2025	Personal, Food and Miscellaneous Services	10.77%	3M SOFR+525	1,330	1,330	1,327
Apex Service Partners, LLC Term Loan C	07/31/2025	Personal, Food and Miscellaneous Services	10.79%	3M SOFR+525	1,863	1,850	1,859
Apex Service Partners, LLC (Revolver)	07/31/2025	Personal, Food and Miscellaneous Services	10.79%	3M SOFR+525	582	583	581
Apex Service Partners, LLC (Revolver) (7)	07/31/2025	Personal, Food and Miscellaneous Services	—	—	350	—	(1)
Applied Technical Services, LLC	12/29/2026	Environmental Services	11.54%	3M SOFR+615	824	818	808
Applied Technical Services, LLC (Revolver)	12/29/2026	Environmental Services	13.25%	3M SOFR+475	400	400	392
Applied Technical Services, LLC (Revolver) (7)	12/29/2026	Environmental Services	—	—	600	—	(12)
Arcfield Acquisition Corp. (Revolver)	08/03/2029	Aerospace and Defense	11.62%	1M SOFR+615	8,090	7,970	8,009
Arcfield Acquisition Corp. (Revolver) (7)	08/04/2028	Aerospace and Defense	—	—	3,521	—	(35)
Berwick Industrial Park	11/02/2023	Buildings and Real Estate	11.50%	—	4,000	4,030	3,924
Beta Plus Technologies, Inc.	07/01/2029	Business Services	11.14%	3M SOFR+575	4,950	4,869	4,604
BioDerm, Inc. (Revolver)	01/31/2028	Healthcare, Education and Childcare	11.81%	1M SOFR+650	107	107	107
BioDerm, Inc. (Revolver) (7)	01/31/2028	Healthcare, Education and Childcare	—	—	964	—	(5)
Blackhawk Industrial Distribution, Inc.	09/17/2026	Distribution	11.79%	3M SOFR+640	1,851	1,833	1,823
Blackhawk Industrial Distribution, Inc.(7)	09/17/2026	Distribution	—	—	3,354	—	(34)
Blackhawk Industrial Distribution, Inc.	09/17/2026	Distribution	11.79%	3M SOFR+640	343	343	338
Blackhawk Industrial Distribution, Inc. (Revolver) (7)	09/17/2026	Distribution	—	—	3,089	—	(46)
Broder Bros., Co.	12/04/2025	Consumer Products	11.65%	3M SOFR+626	9,838	9,838	9,838
Cartessa Aesthetics, LLC	06/14/2028	Distribution	11.39%	3M SOFR+600	34,056	33,496	34,056
Cartessa Aesthetics, LLC - (Revolver)	06/14/2028	Distribution	11.39%	3M SOFR+600	1,265	1,265	1,265
Cartessa Aesthetics, LLC - (Revolver) (7)	06/14/2028	Distribution	—	—	2,297	—	—
CF512, Inc.	08/20/2026	Media	11.59%	3M SOFR+600	6,592	6,524	6,460
CF512, Inc.(Revolver) (7)	08/20/2026	Media	—	—	909	—	(18)
Compex Legal Services, Inc.	02/09/2026	Business Services	10.94%	3M SOFR+555	949	939	949
Compex Legal Services, Inc. (Revolver)	02/07/2025	Business Services	10.94%	3M SOFR+555	66	66	66
Compex Legal Services, Inc. (Revolver) (7)	02/07/2025	Business Services	—	—	590	—	—
Connatix Buyer, Inc. (Revolver) (7)	07/13/2027	Media	—	—	1,875	—	(66)
Confluent Health, LLC	11/30/2028	Healthcare, Education and Childcare	12.82%	3M SOFR+750	1,990	1,855	2,000
Crane 1 Services, Inc. (Revolver)	08/16/2027	Personal, Food and Miscellaneous Services	10.90%	3M SOFR+551	117	117	116
Crane 1 Services, Inc. (Revolver) (7)	08/16/2027	Personal, Food and Miscellaneous Services	—	—	175	—	(1)
Dr. Squatch, LLC	08/31/2027	Personal and Non-Durable Consumer Products	11.23%	3M SOFR+585	8,276	8,190	8,276
Dr. Squatch, LLC (7)	08/27/2026	Personal and Non-Durable Consumer Products	—	—	2,000	—	20
Dr. Squatch, LLC (Revolver) (7)	08/31/2027	Personal and Non-Durable Consumer Products	—	—	2,326	—	—
DRS Holdings III, Inc.	11/03/2025	Consumer Products	11.79%	3M SOFR+640	7	7	7
DRS Holdings III, Inc. (Revolver) (7)	11/03/2025	Consumer Products	—	—	1,783	—	(21)
EDS Buyer, LLC	12/22/2028	Aerospace and Defense	11.64%	3M SOFR+625	6,219	6,133	6,125
EDS Buyer, LLC - Unfunded Term Loan	12/22/2028	Aerospace and Defense	—	—	5,625	—	(14)
EDS Buyer, LLC - (Revolver) (7)	12/22/2028	Aerospace and Defense	—	—	1,688	—	(25)
ETE Intermediate II, LLC (Revolver) (7)	05/25/2029	Personal, Food and Miscellaneous Services	—	—	1,656	—	(28)
Exigo Intermediate II, LLC	03/15/2027	Business Services	11.17%	3M SOFR+585	24,375	24,097	23,888
Exigo Intermediate II, LLC (Revolver) (7)	03/15/2027	Business Services	—	—	1,856	—	(37)

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

SEPTEMBER 30, 2023

(In thousands, except share data)

(Unaudited)

Issuer Name	Maturity / Expiration	Industry	Current Coupon	Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
Five Star Buyer, Inc.	02/23/2028	Leisure, Amusement, Motion Pictures, Entertainment	12.42%	3M SOFR+710	196	196	193
Five Star Buyer, Inc. - Unfunded Term Loan	02/23/2028	Leisure, Amusement, Motion Pictures, Entertainment	—	—	837	—	(13)
Five Star Buyer, Inc. (Revolver) (7)	02/23/2028	Leisure, Amusement, Motion Pictures, Entertainment	—	—	741	—	(11)
Gauge ETE Blocker, LLC - Promissory Note	05/19/2029	Personal, Food and Miscellaneous Services	12.56%	—	215	215	215
Graffiti Buyer, Inc.	08/10/2027	Distribution	10.98%	3M SOFR+560	613	608	607
Graffiti Buyer, Inc. (7)	12/08/2023	Distribution	—	—	276	—	—
Graffiti Buyer, Inc. (Revolver)	08/10/2027	Distribution	11.77%	3M SOFR+560	239	239	237
Graffiti Buyer, Inc. (Revolver) (7)	08/10/2027	Distribution	—	—	529	—	(5)
Hancock Roofing and Construction L.L.C.	12/31/2026	Insurance	10.92%	1M SOFR+550	335	335	327
Hancock Roofing and Construction L.L.C. (Revolver) (7)	12/31/2026	Insurance	—	—	415	—	(10)
Holdco Sands Intermediate, LLC	11/23/2028	Aerospace and Defense	11.32%	6M SOFR+585	1,898	1,868	1,898
Holdco Sands Intermediate, LLC (Revolver) (7)	11/23/2027	Aerospace and Defense	—	—	3,941	—	—
HV Watterson Holdings, LLC	12/17/2026	Business Services	11.79%	1M SOFR+625	279	278	279
HV Watterson Holdings, LLC (7)	12/17/2026	Business Services	—	—	2,219	—	12
HV Watterson Holdings, LLC - (Revolver)	12/17/2026	Business Services	11.79%	3M SOFR+625	1,200	1,200	1,198
HV Watterson Holdings, LLC - (Revolver)(7)	12/17/2026	Business Services	—	—	50	—	—
HW Holdco, LLC	12/10/2024	Media	11.28%	3M SOFR+640	11,237	11,167	11,069
HW Holdco, LLC (Revolver)	12/10/2024	Media	11.82%	3M SOFR+640	271	271	267
HW Holdco, LLC (Revolver) (7)	12/10/2024	Media	—	—	3,116	—	(47)
IG Investments Holdings, LLC (Revolver) (7)	09/22/2027	Business Services	—	—	477	—	(7)
Imagine Acquisitionco, LLC (7)	11/15/2027	Business Services	—	—	2,341	—	(12)
Imagine Acquisitionco, LLC (Revolver) (7)	11/15/2027	Business Services	—	—	1,685	—	(25)
Inception Fertility Ventures, LLC	12/07/2023	Healthcare, Education and Childcare	12.49%	3M SOFR+715	20,300	20,100	20,300
Infinity Home Services Holdco, Inc.	12/28/2028	Personal, Food and Miscellaneous Services	12.24%	3M SOFR+685	2,089	2,089	2,089
Infinity Home Services Holdco, Inc. - Unfunded Term Loan	12/28/2023	Personal, Food and Miscellaneous Services	—	—	1,135	—	—
Infinity Home Services Holdco, Inc.(Revolver) (7)	12/28/2028	Personal, Food and Miscellaneous Services	—	—	1,292	—	—
Infolinks Media Buyco, LLC	11/01/2026	Media	11.17%	1M SOFR+585	1,420	1,416	1,420
Infolinks Media Buyco, LLC (7)	11/01/2023	Media	—	—	949	—	10
Integrated Data Services - Term Loan	08/01/2029	Business Services	11.87%	3M SOFR+650	15,467	15,161	15,106
Integrated Data Services - Unfunded Revolver	08/01/2029	Business Services	—	—	2,533	—	(59)
Integrity Marketing Acquisition, LLC	08/27/2026	Insurance	11.41%	3M SOFR+615	9,880	9,839	9,781
Integrity Marketing Acquisition, LLC - Unfunded Term Loan	08/31/2025	Insurance	—	—	2,500	—	(13)
Integrity Marketing Acquisition, LLC (Revolver) (7)	08/31/2025	Insurance	—	—	160	—	—
Inventus Power, Inc.	06/30/2025	Electronics	12.93%	1M SOFR+761	13,234	12,998	12,969
Inventus Power, Inc. (Revolver) (7)	06/30/2025	Electronics	—	—	1,729	—	(35)
ITI Holdings, Inc.	03/03/2028	Business Services	11.06%	3M SOFR+615	8,838	8,718	8,661
ITI Holdings, Inc. (Revolver)	03/03/2028	Business Services	10.70%	1M SOFR+560	1,121	1,121	1,098
ITI Holdings, Inc. (Revolver) (7)	03/03/2028	Business Services	—	—	370	—	(7)
K2 Pure Solutions NoCal, L.P.	12/20/2023	Chemicals, Plastics and Rubber	13.42%	1M SOFR+810	9,409	9,402	9,409
K2 Pure Solutions NoCal, L.P. (Revolver) (7)	12/20/2023	Chemicals, Plastics and Rubber	—	—	1,938	—	—
Kinetic Purchaser, LLC	11/10/2027	Consumer Products	11.54%	3M SOFR+615	9,173	8,957	9,035
Kinetic Purchaser, LLC (Revolver) (7)	11/10/2026	Consumer Products	—	—	4,854	—	(73)
Lash OpCo, LLC	02/18/2027	Consumer Products	11.88%	1M SOFR+700	2,807	2,764	2,779
Lash OpCo, LLC (Revolver)	08/16/2026	Consumer Products	12.15%	1M SOFR+700	1,977	1,977	1,957
Lash OpCo, LLC (Revolver) (7)	08/16/2026	Consumer Products	—	—	935	—	(9)
LAV Gear Holdings, Inc.	10/31/2024	Leisure, Amusement, Motion Pictures, Entertainment	11.79%	1M SOFR+625	51	51	51
			(PIK 5.50%)
Ledge Lounger, Inc.	11/09/2026	Consumer Products	11.79%	3M SOFR+625	9,085	8,964	8,971
Ledge Lounger, Inc. (Revolver) (7)	11/09/2026	Consumer Products	—	—	1,933	—	(24)
Lightspeed Buyer Inc.	02/03/2026	Healthcare, Education and Childcare	10.67%	1M SOFR+535	2,198	2,187	2,176
Lightspeed Buyer Inc. (Revolver) (7)	02/03/2026	Healthcare, Education and Childcare	—	—	1,166	—	(12)
LJ Avalon Holdings, LLC	07/31/2024	Environmental Services	11.79%	3M SOFR+640	208	205	204
LJ Avalon Holdings, LLC - Unfunded Term Loan	07/31/2024	Environmental Services	—	—	1,260	—	(6)
LJ Avalon Holdings, LLC (Revolver)(7)	01/31/2030	Environmental Services	—	—	587	—	(12)
LSF9 Atlantis Holdings, LLC	03/31/2029	Retail	12.64%	3M SOFR+725	5,625	5,436	5,381
Loving Tan Intermediate II, Inc.	05/31/2028	Consumer Products	12.39%	3M SOFR+700	4,988	4,892	4,913
Loving Tan Intermediate II, Inc. (Revolver)	05/31/2028	Consumer Products	12.39%	3M SOFR+700	347	347	342
Loving Tan Intermediate II, Inc. (Revolver)(7)	05/31/2028	Consumer Products	—	—	284	—	(4)
Mars Acquisition Holdings Corp.	05/14/2026	Media	11.04%	3M SOFR+565	1,835	1,807	1,817
Mars Acquisition Holdings Corp. (Revolver)(7)	05/14/2026	Media	—	—	1,209	—	(12)
MBS Holdings, Inc. (Revolver)	04/16/2027	Telecommunications	11.17%	1M SOFR+585	111	111	109
MBS Holdings, Inc. (Revolver) (7)	04/16/2027	Telecommunications	—	—	583	—	(9)
MDI Buyer, Inc.	07/25/2028	Chemicals, Plastics and Rubber	11.27%	3M SOFR+600	20,135	19,835	19,685
MDI Buyer, Inc. (Revolver)	07/25/2028	Chemicals, Plastics and Rubber	10.92%	3M SOFR+600	1,039	1,039	1,016
MDI Buyer, Inc. (Revolver) (7)	07/25/2028	Chemicals, Plastics and Rubber	—	—	1,188	—	(15)
Meadowlark Acquirer, LLC	12/10/2027	Business Services	10.66%	3M SOFR+550	1,937	1,919	1,888
Meadowlark Acquirer, LLC Term Loan I	12/10/2027	Business Services	—	—	1,038	—	(16)
Meadowlark Acquirer, LLC Term Loan II	12/10/2027	Business Services	—	—	8,922	—	(134)
Meadowlark Acquirer, LLC (Revolver) (7)	12/10/2027	Business Services	—	—	1,685	—	(43)

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

SEPTEMBER 30, 2023

(In thousands, except share data)

(Unaudited)

Issuer Name	Maturity / Expiration	Industry	Current Coupon	Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
Municipal Emergency Services, Inc.	09/28/2027	Distribution	11.05%	3M SOFR+565	484	$484	$474
Municipal Emergency Services, Inc. - Unfunded Term Loan A	06/16/2023	Distribution	—	—	769	—	(17)
Municipal Emergency Services, Inc. - Unfunded Term Loan B	12/16/2024	Distribution	—	—	2,510	—	(55)
Municipal Emergency Services, Inc. (Revolver)	09/28/2027	Distribution	11.04%	3M SOFR+565	752	752	736
Municipal Emergency Services, Inc. (Revolver) (7)	09/28/2027	Distribution	—	—	1,128	—	(25)
NBH Group LLC (Revolver) (7)	08/19/2026	Healthcare, Education and Childcare	—	—	1,163	—	(23)
Neptune Flood Incorporated (Revolver) (7)	05/09/2029	Insurance	—	—	541	—	—
NORA Acquisition, LLC	08/31/2029	Healthcare, Education and Childcare	11.74%	3M SOFR+635	20,500	20,092	20,090
NORA Acquisition, LLC (Revolver) (7)	08/31/2029	Healthcare, Education and Childcare	—	—	2,707	—	(54)
ORL Acquisition, Inc.	09/03/2027	Business Services	12.84%	3M SOFR+725	4,409	4,347	4,012
ORL Acquisition, Inc. (Revolver) (7)	09/03/2027	Business Services	—	—	597	—	(54)
Ox Two, LLC	05/18/2026	Building Materials	12.90%	1M SOFR+725	13,578	13,445	13,340
Ox Two, LLC (Revolver) (7)	05/18/2026	Building Materials	—	—	2,419	—	(42)
Pequod Merger Sub, Inc. - Unfunded Term Loan	12/02/2026	Financial Services	—	—	2,847	—	(57)
Pequod Merger Sub, Inc. (Revolver) (7)	12/02/2026	Financial Services	—	—	757	—	(15)
PL Acquisitionco, LLC (Revolver) (7)	11/09/2027	Retail	—	—	3,236	—	(324)
Pragmatic Institute, LLC	07/06/2028	Business Services	11.17%	3M SOFR+575	34,987	34,547	33,412
Pragmatic Institute, LLC Unfunded Term Loan	07/06/2028	Business Services	—	—	7,193	—	(252)
Pragmatic Institute, LL (Revolver)	07/06/2028	Business Services	11.17%	3M SOFR+575	4,795	4,795	4,579
Quantic Electronics, LLC	11/19/2026	Aerospace and Defense	11.74%	3M SOFR+635	1,484	1,474	1,461
Quantic Electronics, LLC (Revolver)	11/19/2026	Aerospace and Defense	11.74%	3M SOFR+635	528	528	521
Questex, LLC	09/09/2024	Media	9.81%	3M SOFR+425	20,193	20,115	20,193
Questex, LLC (Revolver) (7)	09/09/2024	Media	—	—	3,590	—	—
Radius Aerospace, Inc. (Revolver)	03/31/2025	Aerospace and Defense	11.29%	3M SOFR+575	668	668	661
Radius Aerospace, Inc. (Revolver) (7)	03/31/2025	Aerospace and Defense	—	—	1,559	—	(16)
Rancho Health MSO, Inc. (7)	12/18/2025	Healthcare, Education and Childcare	11.22%	3M SOFR+575	79	79	79
Rancho Health MSO, Inc. - Unfunded Term Loan	12/18/2025	Healthcare, Education and Childcare	—	—	494	—	—
Rancho Health MSO, Inc. (Revolver)	12/18/2025	Healthcare, Education and Childcare	11.24%	3M SOFR+575	210	210	210
Rancho Health MSO, Inc. (Revolver) (7)	12/18/2025	Healthcare, Education and Childcare	—	—	315	—	—
Reception Purchaser, LLC	02/28/2028	Transportation	11.54%	3M SOFR+615	5,863	5,791	5,628
Recteq, LLC (Revolver) (7)	01/29/2026	Consumer Products	—	—	1,127	—	(34)
Research Now Group, Inc. and Dynata, LLC	12/20/2024	Business Services	11.13%	3M SOFR+576	124	124	108
Riverpoint Medical, LLC (Revolver)	06/20/2025	Healthcare, Education and Childcare	10.42%	3M SOFR+510	45	45	45
Riverpoint Medical, LLC (Revolver) (7)	06/20/2025	Healthcare, Education and Childcare	—	—	318	—	(4)
Riverside Assessments, LLC	03/10/2025	Education	11.24%	3M SOFR+575	11,699	11,588	11,582
Rural Sourcing Holdings, Inc. - Unfunded Term Loan	06/15/2029	Business Services	—	—	1,146	—	—
Rural Sourcing Holdings, Inc. (Revolver) (7)	06/15/2029	Business Services	—	—	861	—	(13)
Sales Benchmark Index LLC (Revolver) (7)	01/03/2025	Business Services	—	—	732	—	(4)
Sargent & Greenleaf Inc. (Revolver)	12/20/2024	Electronics	12.92%	1M SOFR+650	158	158	157
Sargent & Greenleaf Inc. (Revolver) (7)	12/20/2024	Electronics	—	—	453	—	(5)
Schlesinger Global, Inc.	07/14/2025	Business Services	13.15%	3M SOFR+775	4,647	4,611	4,496
Schlesinger Global, Inc. (Revolver)	07/14/2025	Business Services	12.52%	3M SOFR+775	30	30	29
			(PIK 0.5%)
Schlesinger Global, Inc. (Revolver)(7)	07/14/2025	Business Services	—	—	8	—	—
Seaway Buyer, LLC	06/13/2029	Chemicals, Plastics and Rubber	11.54%	3M SOFR+605	4,752	4,691	4,609
Seaway Buyer, LLC (Revolver)	06/13/2029	Chemicals, Plastics and Rubber	11.54%	3M SOFR+605	729	729	708
Seaway Buyer, LLC (Revolver)(7)	06/13/2029	Chemicals, Plastics and Rubber	—	—	2,397	—	(72)
Shiftkey, LLC	06/21/2027	Business Services	11.40%	3M SOFR+601	17,775	17,636	17,331
Sigma Defense Systems, LLC	12/18/2025	Telecommunications	14.04%	3M SOFR+865	29,681	29,190	29,236
Sigma Defense Systems, LLC (Revolver)	12/18/2025	Telecommunications	14.04%	3M SOFR+865	2,083	2,083	2,052
Sigma Defense Systems, LLC (Revolver) (7)	12/18/2025	Telecommunications	—	—	893	—	(13)
Signature Systems Holding Company (Revolver) (7)	05/03/2024	Chemicals, Plastics and Rubber	—	—	2,016	—	—
Solutionreach, Inc. (Revolver) (7)	07/17/2025	Communications	—	—	1,665	—	(7)
Spendmend Holdings LLC	03/01/2028	Business Services	11.04%	1M SOFR+565	99	99	97
Spendmend Holdings LLC (7)	03/01/2028	Business Services	—	—	2,684	—	(39)
Spendmend Holdings LLC - Funded Revolver	03/01/2028	Business Services	11.20%	1M SOFR+565	561	561	548
Spendmend Holdings LLC - Unfunded Revolver (7)	03/01/2028	Business Services	—	—	841	—	(18)
System Planning and Analysis, Inc. - (Revolver) (7) (f/k/a Management Consulting & Research, LLC)	08/16/2027	Aerospace and Defense	—	—	2,925	—	(32)
The Aegis Technologies Group, LLC	10/31/2025	Aerospace and Defense	11.66%	3M SOFR+665	1,121	1,097	1,104
The Bluebird Group LLC	07/27/2026	Business Services	12.79%	3M SOFR+740	2,271	2,239	2,262
The Bluebird Group LLC (Revolver) (7)	07/27/2026	Business Services	—	—	734	—	(3)
The Vertex Companies, LLC	08/30/2027	Business Services	11.93%	1M SOFR+635	186	182	185
The Vertex Companies, LLC (Revolver)	08/30/2027	Business Services	11.67%	1M SOFR+635	248	248	246
The Vertex Companies, LLC (Revolver) (7)	08/30/2027	Business Services	—	—	492	—	(4)
TWS Acquisition Corporation (Revolver) (7)	06/16/2025	Education	—	—	1,644	—	—
Tyto Athene, LLC (Revolver) (7)	04/01/2026	Aerospace and Defense	—	—	364	—	(32)
Urology Management Holdings, Inc. - Unfunded Term Loan	02/01/2024	Healthcare, Education and Childcare	—	—	7,222	—	(150)
Wildcat Buyerco, Inc.	02/27/2026	Electronics	10.57%	3M SOFR+515	3,805	3,762	3,767
Wildcat Buyerco, Inc. (Revolver)	02/27/2026	Electronics	10.17%	3M SOFR+585	88	88	87
Wildcat Buyerco, Inc. (Revolver) (7)	02/27/2026	Electronics	—	—	486	—	(5)
Zips Car Wash, LLC	03/01/2024	Auto Sector	12.67%	1M SOFR+735	2,589	2,583	2,504
Total First Lien Secured Debt						472,975	468,007
Second Lien Secured Debt—16.0% of Net Assets

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

SEPTEMBER 30, 2023

(In thousands, except share data)

(Unaudited)

Issuer Name	Maturity / Expiration	Industry	Current Coupon	Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
Ascensus Holdings, Inc.	08/02/2028	Financial Services	12.03%	3M SOFR+676	3,000	$2,717	$2,837
Atlas Purchaser, Inc	05/07/2029	Telecommunications	14.66%	3M SOFR+900	17,000	16,600	13,821
Best Practice Associates LLC	06/29/2027	Aerospace and Defense	14.54%	3M SOFR+915	17,825	17,559	17,469
Burgess Point Purchaser Corporation	07/28/2030	Auto Sector	14.42%	1M SOFR+910	8,000	7,680	7,920
ENC Parent Corporation	08/19/2029	Business Services	13.15%	3M SOFR+776	7,500	7,440	6,675
Halo Buyer, Inc.	07/06/2026	Consumer Products	13.67%	1M SOFR+835	32,500	32,232	31,525
QuantiTech LLC	02/04/2027	Aerospace and Defense	11.74%	3M SOFR+635	150	148	149
Total Second Lien Secured Debt						84,376	80,396
Subordinated Debt/Corporate Notes—10.7% of Net Assets
Express Wash Acquisition Company, LLC	01/15/2029	Auto Sector	15.15%	3M SOFR+976	22,219	21,568	21,597
Flock Financial, LLC	05/26/2027	Financial Services	14.50%	—	34,000	33,329	32,300
Total Subordinated Debt/Corporate Notes						54,897	53,897
Preferred Equity/Partnership Interests—2.6% of Net Assets (6)
Ad.net Holdings, Inc.	—	Media	—	—	2,400	240	271
AH Newco Equityholdings, LLC	—	Healthcare, Education and Childcare	6.00%	—	211	500	1,066
Anteriad Holdings, LP (f/k/a MeritDirect Holdings, LP) (9)	—	Media	—	—	1,135	1,135	918
Cartessa Aesthetics, LLC	—	Distribution	—	—	3,562,500	3,563	4,975
Gauge Lash Coinvest, LLC - Preferred Equity	—	Consumer Products	—	—	64,967	351	789
Gauge Schlesinger Coinvest, LLC - Class A-2 Preferred Equity	—	Business Services	—	—	1	1	1
Imagine Topco, LP	—	Business Services	8.00%	—	743,826	744	750
Magnolia Topco LP - Class A Preferred Equity	—	Auto Sector	—	—	169	169	172
Magnolia Topco LP - Class B Preferred Equity	—	Auto Sector	—	—	929	554	794
Mars Intermediate Holdings II, Inc (9)	—	Media	—	—	414	414	551
NXOF Holdings, Inc. (Tyto Athene, LLC)	—	Aerospace and Defense	—	—	160	160	107
ORL Holdco, Inc.	—	Business Services	—	—	575	57	—
PL Acquisitionco, LLC - Preferred Equity	—	Retail	—	—	37	37	39
Signature CR Intermediate Holdco, Inc.	—	Chemicals, Plastics and Rubber	12.00%	—	1,527	1,527	2,490
TPC Holding Company, LP (8),(11)	—	Food	—	—	219	219	320
TWD Parent Holdings, LLC	—	Business Services	—	—	30	30	37
(The Vertex Companies, LLC)
Total Preferred Equity/Partnership Interests						9,701	13,280
Common Equity/Partnership Interests/Warrants—23.0% of Net Assets (6)
A1 Garage Equity, LLC	—	Personal, Food and Miscellaneous Services	—	—	2,193,038	2,193	2,340
Ad.net Holdings, Inc.	—	Media	—	—	2,667	27	—
Affinion Group Holdings, Inc. (Warrants)	04/10/2024	Consumer Products	—	—	77,190	2,126	—
AG Investco LP (9)	—	Business Services	—	—	805,164	805	1,074
AG Investco LP (7), (9)	—	Business Services	—	—	194,836	—	—
Altamira Intermediate Company II, Inc.	—	Aerospace and Defense	—	—	125,000	125	127
AMCSI Crash Co-Invest, LP	—	Auto Sector	—	—	2,489,777	2,490	3,318
AMCSI Crash Co-Invest, LP (7)	—	Auto Sector	—	—	510,223	—	—
Anteriad Holdings, LP (f/k/a MeritDirect Holdings, LP) (9)	—	Media	—	—	1,135	—	—
Athletico Holdings, LLC (9)	—	Healthcare, Education and Childcare	—	—	9,357	10,000	9,032
Atlas Investment Aggregator, LLC	—	Telecommunications	—	—	1,700,000	1,613	293
BioDerm, Inc.	—	Healthcare, Education and Childcare	—	—	1,312	1,312	1,513
Burgess Point Holdings, LP	—	Auto Sector	—	—	680	680	740
Connatix Parent, LLC	—	Media	—	—	57,416	632	333
Cowboy Parent LLC	—	Distribution	—	—	27,778	3,015	5,451
(Blackhawk Industrial Distribution, Inc.)
Crane 1 Acquisition Parent Holdings, L.P.	—	Personal, Food and Miscellaneous Services	—	—	113	104	173
Delta InvestCo LP	—	Telecommunications	—	—	863,299	848	1,542
(Sigma Defense Systems, LLC) (9)
Delta InvestCo LP (7)	—	Telecommunications	—	—	277,745	—	—
(Sigma Defense Systems, LLC) (7), (9)
eCommission Holding Corporation (11)	—	Financial Services	—	—	80	1,005	1,854
EDS Topco, LP	—	Aerospace and Defense	—	—	937,500	938	885
Exigo, LLC (9)	—	Business Services	—	—	1,458,333	1,458	1,648
FedHC InvestCo LP (9)	—	Aerospace and Defense	—	—	14,578	489	2,060
FedHC InvestCo LP (7),(9)	—	Aerospace and Defense	—	—	5,150	—	—
FedHC InvestCo II LP (9)	—	Aerospace and Defense	—	—	20,882	2,175	2,951
Five Star Parent Holdings, LLC	—	Leisure, Amusement, Motion Pictures, Entertainment	—	—	655,714	656	800
Gauge ETE Blocker, LLC - Common Equity	—	Personal, Food and Miscellaneous Services	—	—	374,444	374	371
Gauge Lash Coinvest LLC	—	Consumer Products	—	—	889,376	136	4,076
Gauge Loving Tan, LP - Common Equity	—	Consumer Products	—	—	462,827	463	389
Gauge Schlesinger Coinvest, LLC	—	Business Services	—	—	9	10	7
Gauge TVC Coinvest, LLC	—	Transportation	—	—	810,645	—	2,390
(TVC Enterprises, LLC)

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

SEPTEMBER 30, 2023

(In thousands, except share data)

(Unaudited)

Issuer Name	Maturity / Expiration	Industry	Current Coupon	Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
GCOM InvestCo LP	—	Business Services	—	—	2,434	$1,003	$401
Go Dawgs Capital III, LP	—	Building Materials	—	—	675,325	675	1,479
(American Insulated Glass, LLC) (9)
Hancock Claims Consultants Investors, LLC (9)	—	Insurance	—	—	450,000	450	338
HPA SPQ Aggregator LP- Common Equity	—	Business Services	—	—	750,399	750	751
HV Watterson Holdings, LLC	—	Business Services	—	—	1,600,000	1,600	1,778
Icon Partners V C, L.P.	—	Business Services	—	—	1,118,318	1,118	1,002
Icon Partners V C, L.P. (7),(9)	—	Business Services	—	—	381,682	—	(40)
IHS Parent Holdngs, L.P.		Personal, Food and Miscellaneous Services			1,218,045	1,218	1,642
Imagine Topco, LP	—	Business Services	—	—	743,826	—	—
Infogroup Parent Holdings, Inc.	—	Other Media	—	—	181,495	2,040	2,327
(Data Axle, Inc.)
Ironclad Holdco, LLC	—	Environmental Services	—	—	4,566	450	663
(Applied Technical Services, LLC) (9)
ITC Infusion Co-invest, LP(9)	—	Healthcare, Education and Childcare	—	—	162,445	1,624	1,775
ITC Rumba, LLC	—	Healthcare, Education and Childcare	—	—	375,675	8	1,158
(Cano Health, LLC) (9)
Kentucky Racing Holdco, LLC (Warrants)(9)	—	Hotels, Motels, Inns and Gaming	—	—	161,252	—	1,630
Kinetic Purchaser, LLC	—	Consumer Products	—	—	1,308,814	1,309	1,892
KL Stockton Co-Invest LP	—	Personal, Food and Miscellaneous Services	—	—	382,353	382	775
(Any Hour Services) (9)
Lariat ecoserv Co-Invest Holdings, LLC (9)	—	Environmental Services	—	—	363,656	—	22
LEP Pequod Holdings, LP	—	Financial Services	—	—	350	865	1,006
Lightspeed Investment Holdco LLC	—	Healthcare, Education and Childcare	—	—	273,143	273	741
LJ Avalon, LP	—	Environmental Services	—	—	851,087	851	902
Lorient Peregrine Investments, LP	—	Business Services	—	—	335,590	4,530	4,452
Magnolia Topco LP - Class A Common Equity	—	Auto Sector	—	—	169,230	—	—
Magnolia Topco LP - Class B Common Equity	—	Auto Sector	—	—	929,200	—	—
Mars Intermidiate Holdings II, Inc. (9)	—	Media	—	—	414	—	232
MDI Aggregator, LP	—	Chemicals, Plastics and Rubber	—	—	30,993	3,103	3,326
Meadowlark Title, LLC (9)	—	Business Services	—	—	815,385	802	—
Municipal Emergency Services, Inc.	—	Distribution	—	—	3,920,145	3,984	4,430
NEPRT Parent Holdings, LLC	—	Consumer Products	—	—	1,299	1,259	88
(Recteq, LLC) (9)
NORA Parent Holdings, LLC	—	Healthcare, Education and Childcare	—	—	1,257	1,257	1,257
North Haven Saints Equity Holdings, LP(9)	—	Business Services	—	—	351,553	352	351
NXOF Holdings, Inc.	—	Aerospace and Defense	—	—	3,261	3	—
(Tyto Athene, LLC)
OceanSound Discovery Equity, LP	—	Aerospace and Defense	—	—	98,286	913	2,133
(Holdco Sands Intermediate, LLC) (9)
OHCP V BC COI, L.P.	—	Distribution	—	—	446,250	446	390
OHCP V BC COI, L.P. (7),(9)	—	Distribution	—	—	303,750	—	(38)
ORL Holdco, Inc.	—	Business Services	—	—	638	6	—
PennantPark-TSO Senior Loan Fund II, LP	—	Financial Services	—	—	12,269,640	12,270	12,485
Pink Lily Holdco, LLC (9)	—	Retail	—	—	1,044	1,044	33
Pragmatic Institute, LLC	—	Business Services	—	—	1,918,047	1,918	747
Quad (U.S.) Co-Invest, L.P.	—	Business Services	—	—	2,958,706	2,959	3,461
QuantiTech InvestCo LP (9)	—	Aerospace and Defense	—	—	712	68	446
QuantiTech InvestCo LP (7),(9)	—	Aerospace and Defense	—	—	955	—	—
QuantiTech InvestCo II LP (9)	—	Aerospace and Defense	—	—	40	24	26
RFMG Parent, LP	—	Healthcare, Education and Childcare	—	—	1,050,000	1,050	1,052
(Rancho Health MSO, Inc.)
SBI Holdings Investments LLC	—	Business Services	—	—	36,585	366	291
(Sales Benchmark Index LLC)
Seaway Topco, LP	—	Chemicals, Plastics and Rubber	—	—	2,981	2,981	2,372
Signature CR Intermediate Holdco, Inc.	—	Chemicals, Plastics and Rubber	—	—	80	80	2,059
SP L2 Holdings, LLC	—	Consumer Products	—	—	881,966	882	604
SSC Dominion Holdings, LLC	—	Electronics	—	—	71	71	3,295
Class B (US Dominion, Inc.)
StellPen Holdings, LLC	—	Media	—	—	153,846	154	169
(CF512, Inc.)
TAC LifePort Holdings, LLC (9)	—	Aerospace and Defense	—	—	254,206	250	405
Tower Arch Infolinks Media, LP (9)	—	Media	—	—	536,514	504	951
Tower Arch Infolinks Media, LP (7), (9)	—	Media	—	—	358,931	—	—
TPC Holding Company, LP (8). (11)	—	Food	—	—	11,527	12	113
TWD Parent Holdings, LLC	—	Business Services	—	—	608	1	1
(The Vertex Companies, LLC)

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

SEPTEMBER 30, 2023

(In thousands, except share data)

(Unaudited)

Issuer Name	Maturity / Expiration	Industry	Current Coupon	Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
UniVista Insurance (9)	—	Business Services	—	—	400	$362	$555
Urology Partners Co., L.P.	—	Healthcare, Education and Childcare	—	—	1,111,111	1,111	1,044
WCP Ivyrehab QP CF Feeder, LP	—	Healthcare, Education and Childcare	—	—	3,715,012	3,754	4,319
WCP Ivyrehab QP CF Feeder, LP - Unfunded (7)	—	Healthcare, Education and Childcare	—	—	284,988	—	—
Wildcat Parent, LP	—	Electronics	—	—	2,314	231	820
(Wildcat Buyerco, Inc.) (9)
Total Common Equity/Partnership Interests/Warrants						95,037	115,478
Total Investments in Non-Controlled, Non-Affiliated Portfolio Companies						716,986	731,058
Investments in Non-Controlled, Affiliated Portfolio Companies—10.9% of Net Assets (1), (2)
First Lien Secured Debt—2.1% of Net Assets
Walker Edison Furniture Company LLC	03/31/2027	Home and Office Furnishings	12.18%	1M SOFR+685	7,042	7,042	7,043
Walker Edison Furniture Company, LLC - Unfunded Term Loan	03/31/2027	Home and Office Furnishings	—	—	667	—	—
Walker Edison Furniture Company LLC - Junior Revolver	03/31/2027	Home and Office Furnishings	11.68%	1M SOFR+685	3,333	3,333	3,333
Total First Lien Secured Debt						10,375	10,376
Preferred Equity/Partnership Interests—6.4% of Net Assets(6)
Cascade Environmental Holdings, LLC (9)	—	Environmental Services	—	—	5,887,236	32,791	31,032
Cascade Environmental Holdings, LLC - Series B	—	Environmental Services	—	—	918	918	1,073
Total Preferred Equity/Partnership Interests						33,709	32,105
Common Equity/Partnership Interests/Warrants—2.4% of Net Assets (6)
Cascade Environmental Holdings, LLC	—	Environmental Services	—	—	7,444,347	2,852	—
JF Intermediate, LLC	—	Distribution	—	—	19,687	2,065	8,759
Walker Edison Furniture	—	Home and Office Furnishings	—	—	72,917	6,786	3,531
Total Common Equity/Partnership Interests/Warrants						11,703	12,290
Total Investments in Non-Controlled, Affiliated Portfolio Companies						55,787	54,771
Investments in Controlled, Affiliated Portfolio Companies—43.0% of Net Assets (1), (2)
First Lien Secured Debt—9.8% of Net Assets
AKW Holdings Limited (8), (10), (11)	03/15/2027	Healthcare, Education and Childcare	12.21%	3M SONIA+700	£40,371	55,388	49,275
Total First Lien Secured Debt						55,388	49,275
Second Lien Secured Debt—0.0% of Net Assets
Mailsouth Inc. (6)	04/23/2025	Printing and Publishing	—	—	14,896	12,383	—
Total Second Lien Secured Debt						12,383	—
Subordinated Debt—20.4% of Net Assets
PennantPark Senior Loan Fund, LLC (11)	07/31/2027	Financial Services	13.37%	3M SOFR+800	102,325	102,325	102,325
Total Subordinated Debt						102,325	102,325
Common Equity—12.8% of Net Assets (6)
AKW Holdings Limited (8), (10), (11)	—	Healthcare, Education and Childcare	—	—	£950	132	2,385
MSpark, LLC	—	Printing and Publishing	—	—	51,151	16,516	—
PennantPark Senior Loan Fund, LLC	—	Financial Services	—	—	58,580,060	58,643	62,083
Total Common Equity						75,291	64,468
Total Investments in Controlled, Affiliated Portfolio Companies						245,387	216,068
Total Investments—199.5% of Net Assets						1,018,160	1,001,897
Cash and Cash Equivalents—26.8% of Net Assets
BlackRock Federal FD Institutional 30						24,683	24,683
U.S. Treasury Bill (5)						99,768	99,751
Non-Money Market Cash						10,003	9,993
Total Cash and Cash Equivalents						134,454	134,427
Total Investments and Cash Equivalents—226.3% of Net Assets						$1,152,614	$1,136,324
Liabilities in Excess of Other Assets—(126.3%) of Net Assets							(634,137)
Net Assets—100.0%							$502,187

(1)
The provisions of the 1940 Act classify investments based on the level of control that we maintain in a particular portfolio company. As defined in the 1940 Act, a company is generally presumed to be “non-controlled” when we own 25% or less of the portfolio company’s voting securities and “controlled” when we own more than 25% of the portfolio company’s voting securities.
(2)
The provisions of the 1940 Act classify investments further based on the level of ownership that we maintain in a particular portfolio company. As defined in the 1940 Act, a company is generally deemed as “non-affiliated” when we own less than 5% of a portfolio company’s voting securities and “affiliated” when we own 5% or more of a portfolio company’s voting securities (See Note 6).
(3)
Valued based on our accounting policy (See Note 2).
(4)
Represents floating rate instruments that accrue interest at a predetermined spread relative to an index, typically the applicable Secured Overnight Financing Rate, or “SOFR”, or Prime rate, or “P, or Sterling Overnight Index Average, or “SONIA.” The spread may change based on the type of rate used. The terms in the Schedule of Investments disclose the actual interest rate in effect as of the reporting period. SOFR loans are typically indexed to a 30-day, 90-day or 180-day SOFR rates (1M S, 3M S, or 6M S, respectively) at the borrower’s option. SONIA loans are typically indexed daily for GBP loans with a quarterly frequency payment. All securities are subject to a SOFR or Prime rate floor where a spread is provided, unless noted. The spread provided includes PIK interest and other fee rates, if any.
(5)
The security was not valued using significant unobservable inputs. The value of all other securities was determined using significant unobservable inputs (See Note 5).
(6)
Non-income producing securities.
(7)
Represents the purchase of a security with delayed settlement or a revolving line of credit that is currently an unfunded investment. This security does not earn a basis point spread above an index while it is unfunded.
(8)
Non-U.S. company or principal place of business outside the United States.
(9)
Investment is held through our Taxable Subsidiary (See Note 1).
(10)
Par / Shares amount is denominated in British Pounds (£) as denoted.
(11)
The investment is treated as a non-qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of our total assets. As of September 30, 2023, qualifying assets represent 77% of the Company’s total assets and non-qualifying assets represent 23% of the Company’s total assets.

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2022

(In thousands, except share data)

Issuer Name	Maturity / Expiration	Industry	Current Coupon	Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
Investments in Non-Controlled, Non-Affiliated Portfolio Companies—159.2% of Net Assets (1), (2)
First Lien Secured Debt—100.5% of Net Assets
Ad.net Acquisition, LLC (Revolver) (7)	05/06/2026	Media	—	—	444	$—	$(3)
Altamira Technologies, LLC (Revolver)	07/24/2025	Aerospace and Defense	11.67%	3M L+800	50	50	48
Altamira Technologies, LLC (Revolver) (7)	07/24/2025	Aerospace and Defense	—	—	138	—	(5)
American Insulated Glass, LLC	12/21/2023	Building Materials	7.79%	3M L+550	3,329	3,310	3,329
Anteriad, LLC (f/k/a MeritDirect, LLC) (Revolver) (7)	05/23/2024	Media	—	—	1,612	—	—
Any Hour Services	07/21/2027	Personal, Food and Miscellaneous Services	8.15%	3M L+525	4,120	4,086	4,038
Any Hour Services (Revolver) (7)	07/21/2027	Personal, Food and Miscellaneous Services	—	—	1,147	—	(23)
Apex Service Partners, LLC	07/31/2025	Personal, Food and Miscellaneous Services	7.60%	1M L+550	1,331	1,331	1,324
Apex Service Partners, LLC Term Loan C	07/31/2025	Personal, Food and Miscellaneous Services	9.08%	1M L+550	1,893	1,873	1,883
Apex Service Partners, LLC (Revolver)	07/31/2025	Personal, Food and Miscellaneous Services	6.72%	3M L+525	62	62	62
Apex Service Partners, LLC (Revolver) (7)	07/31/2025	Personal, Food and Miscellaneous Services	—	—	870	—	(4)
Applied Technical Services, LLC	12/29/2026	Environmental Services	7.59%	3M L+575	1,402	1,388	1,367
Applied Technical Services, LLC (7)	04/21/2023	Environmental Services	—	—	1,595	—	(22)
Applied Technical Services, LLC (Revolver)	12/29/2026	Environmental Services	10.25%	3M P+475	200	200	195
Applied Technical Services, LLC (Revolver) (7)	12/29/2026	Environmental Services	—	—	800	—	(20)
Arcfield Acquisition Corp. (Revolver) (7)	03/07/2028	Aerospace and Defense	—	—	2,263	—	(45)
Berwick Industrial Park	04/28/2023	Buildings and Real Estate	11.00%	—	4,000	3,953	3,934
Beta Plus Technologies, Inc.	07/01/2029	Business Services	7.56%	SOFR+525	5,000	4,904	4,900
Blackhawk Industrial Distribution, Inc.	09/17/2024	Distribution	8.69%	3M L+500	1,175	1,160	1,149
Blackhawk Industrial Distribution, Inc.(7)	09/17/2024	Distribution	—	—	4,043	—	(51)
Blackhawk Industrial Distribution, Inc. (Revolver)	09/17/2024	Distribution	8.69%	3M L+500	686	686	667
Blackhawk Industrial Distribution, Inc. (Revolver) (7)	09/17/2024	Distribution	—	—	2,746	—	(77)
Broder Bros., Co.	12/02/2022	Consumer Products	7.39%	3M L+600	10,096	10,096	10,096
Cartessa Aesthetics, LLC	05/13/2028	Distribution	9.55%	1M L+600	39,401	38,644	38,810
Cartessa Aesthetics, LLC - (Revolver)	05/13/2028	Distribution	9.55%	1M L+600	1,265	1,265	1,246
Cartessa Aesthetics, LLC - (Revolver) (7)	05/13/2028	Distribution	—	—	2,297	—	(34)
CF512, Inc.	08/20/2026	Media	9.30%	3M L+600	6,720	6,630	6,619
CF512, Inc.(Revolver) (7)	08/20/2026	Media	—	—	909	—	(14)
Compex Legal Services, Inc.	02/09/2026	Business Services	7.48%	3M L+525	853	843	853
Compex Legal Services, Inc. (Revolver)	02/07/2025	Business Services	8.92%	3M L+525	361	361	361
Compex Legal Services, Inc. (Revolver) (7)	02/07/2025	Business Services	—	—	295	—	—
Connatix Buyer, Inc. (7)	01/13/2023	Media	—	—	3,158	—	(47)
Connatix Buyer, Inc. (Revolver) (7)	07/13/2027	Media	—	—	1,859	—	(46)
Crane 1 Services, Inc.	08/16/2027	Personal, Food and Miscellaneous Services	8.40%	3M L+575	2,606	2,577	2,580
Crane 1 Services, Inc. (Revolver)	08/16/2027	Personal, Food and Miscellaneous Services	8.87%	1M L+575	194	194	192
Crane 1 Services, Inc. (Revolver) (7)	08/16/2027	Personal, Food and Miscellaneous Services	—	—	97	—	(1)
DermaRite Industries LLC	06/30/2023	Manufacturing / Basic Industries	10.67%	1M L+700	8,755	8,734	7,030
Dr. Squatch, LLC	08/31/2027	Personal and Non-Durable Consumer Products	9.17%	3M L+600	12,930	12,742	12,736
Dr. Squatch, LLC (7)	08/27/2026	Personal and Non-Durable Consumer Products	—	—	2,000	—	(10)
Dr. Squatch, LLC (Revolver)	08/31/2027	Personal and Non-Durable Consumer Products	8.95%	1M L+600	775	775	764
Dr. Squatch, LLC (Revolver) (7)	08/31/2027	Personal and Non-Durable Consumer Products	—	—	1,551	—	(23)
DRS Holdings III, Inc. (Revolver) (7)	11/03/2025	Consumer Products	—	—	1,783	—	(57)
ECL Entertainment, LLC	05/01/2028	Hotels, Motels, Inns and Gaming	10.62%	1M L+750	19,156	19,019	18,869
ECM Industries, LLC (Revolver)	12/23/2025	Electronics	7.93%	3M L+475	291	291	277
ECM Industries, LLC (Revolver) (7)	12/23/2025	Electronics	—	—	226	—	(11)
Exigo Intermediate II, LLC	03/15/2027	Business Services	8.87%	3M L+575	24,875	24,532	24,315
Exigo Intermediate II, LLC (7)	03/15/2024	Business Services	—	—	7,424	—	(111)
Exigo Intermediate II, LLC (Revolver)	03/15/2027	Business Services	8.87%	3M L+575	371	371	363
Exigo Intermediate II, LLC (Revolver) (7)	03/15/2027	Business Services	—	—	1,485	—	(33)
Fairbanks Morse Defense	06/17/2028	Aerospace and Defense	7.00%	3M L+475	738	735	682
Gantech Acquisition Corp.	05/14/2026	Business Services	9.37%	1M L+625	16,809	16,548	16,305
Gantech Acquisition Corp. (Revolver)	05/14/2026	Business Services	9.37%	1M L+625	132	133	129
Gantech Acquisition Corp. (Revolver) (7)	05/14/2026	Business Services	—	—	1,858	—	(56)
Graffiti Buyer, Inc. (7)	08/10/2023	Distribution	—	—	892	—	(20)
Graffiti Buyer, Inc. (Revolver)	08/10/2027	Distribution	9.16%	3M L+575	372	372	357
Graffiti Buyer, Inc. (Revolver) (7)	08/10/2027	Distribution	—	—	397	—	(16)
Hancock Roofing and Construction L.L.C. (7)	12/31/2022	Insurance	—	—	400	—	(6)
Hancock Roofing and Construction L.L.C.	12/31/2026	Insurance	7.82%	1M L+500	270	270	266
Hancock Roofing and Construction L.L.C. (Revolver) (7)	12/31/2026	Insurance	—	—	480	—	(7)
Holdco Sands Intermediate, LLC	11/23/2028	Aerospace and Defense	10.17%	3M L+600	1,918	1,883	1,879
Holdco Sands Intermediate, LLC (Revolver) (7)	11/23/2027	Aerospace and Defense	—	—	3,941	—	(79)

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

SEPTEMBER 30, 2022

(In thousands, except share data)

Issuer Name	Maturity / Expiration	Industry	Current Coupon	Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
HV Watterson Holdings, LLC	12/17/2026	Business Services	9.67%	1M L+600	281	$279	$271
HV Watterson Holdings, LLC (7)	12/17/2026	Business Services	—	—	2,219	—	(61)
HV Watterson Holdings, LLC - (Revolver)	12/17/2026	Business Services	9.63%	3M L+600	200	200	193
HV Watterson Holdings, LLC - (Revolver)(7)	12/17/2026	Business Services	—	—	1,050	—	(37)
HW Holdco, LLC	12/10/2024	Media	6.00%	3M L+500	10,188	10,077	10,061
HW Holdco, LLC (7)	12/10/2024	Media	—	—	3,049	—	(8)
HW Holdco, LLC (Revolver) (7)	12/10/2024	Media	—	—	3,387	—	(42)
Icon Partners III, LP	05/11/2028	Auto Sector	7.55%	3M L+475	995	834	727
IDC Infusion Services, Inc.	12/30/2026	Healthcare, Education and Childcare	10.70%	3M L+600	3,685	3,576	3,574
IDC Infusion Services, Inc. (Revolver) (7)	12/30/2026	Healthcare, Education and Childcare	—	—	4,167	—	(187)
IG Investments Holdings, LLC (Revolver) (7)	09/22/2027	Business Services	—	—	477	—	(5)
Imagine Acquisitionco, LLC (7)	11/15/2027	Business Services	—	—	2,341	—	(35)
Imagine Acquisitionco, LLC (Revolver) (7)	11/15/2027	Business Services	—	—	1,685	—	(42)
Inception Fertility Ventures, LLC	12/07/2023	Healthcare, Education and Childcare	10.18%	3M L+715	20,506	20,239	20,301
Infolinks Media Buyco, LLC (7)	11/01/2023	Media	—	—	2,372	—	24
Integrity Marketing Acquisition, LLC	08/27/2025	Insurance	7.83%	3M L+550	9,930	9,876	9,831
ITI Holdings, Inc.	03/03/2028	Business Services	8.67%	3M L+550	8,927	8,784	8,749
ITI Holdings, Inc. (Revolver)	03/03/2028	Business Services	8.25%	3M L+550	298	298	292
ITI Holdings, Inc. (Revolver) (7)	03/03/2028	Business Services	—	—	1,192	—	(24)
K2 Pure Solutions NoCal, L.P.	12/20/2023	Chemicals, Plastics and Rubber	11.12%	1M L+800	11,678	11,629	11,678
K2 Pure Solutions NoCal, L.P. (Revolver) (7)	12/20/2023	Chemicals, Plastics and Rubber	—	—	1,938	—	—
Kinetic Purchaser, LLC	11/10/2027	Consumer Products	9.67%	3M L+600	24,341	23,807	23,855
Kinetic Purchaser, LLC (Revolver)	11/10/2026	Consumer Products	9.67%	3M L+600	4,854	4,854	4,757
Lash OpCo, LLC	02/18/2027	Consumer Products	11.78%	1M L+700	2,828	2,774	2,771
Lash OpCo, LLC (Revolver)	08/16/2026	Consumer Products	9.38%	1M L+700	568	568	556
Lash OpCo, LLC (Revolver) (7)	08/16/2026	Consumer Products	—	—	1,252	—	(25)
LAV Gear Holdings, Inc.	10/31/2024	Leisure, Amusement, Motion Pictures, Entertainment	9.95%	1M L+750	2,061	2,036	2,013
			(PIK 5.50%)
Ledge Lounger, Inc.	11/09/2026	Consumer Products	9.92%	3M L+625	9,177	9,021	9,040
Ledge Lounger, Inc. (Revolver) (7)	11/09/2026	Consumer Products	—	—	1,933	—	(29)
Lightspeed Buyer Inc.	02/03/2026	Healthcare, Education and Childcare	8.87%	1M L+575	2,220	2,205	2,148
Lightspeed Buyer Inc. (Revolver)	02/03/2026	Healthcare, Education and Childcare	8.87%	1M L+575	505	505	489
Lightspeed Buyer Inc. (Revolver) (7)	02/03/2026	Healthcare, Education and Childcare	—	—	661	—	(21)
Limerick Town Cener, LLC	09/27/2023	Real Estate	12.50%	—	3,000	2,970	2,970
LSF9 Atlantis Holdings, LLC	03/31/2029	Retail	9.37%	SOFR+725	6,000	5,772	5,685
Mars Acquisition Holdings Corp. (Revolver)(7)	05/14/2026	Media	—	—	806	—	(4)
MBS Holdings, Inc. (Revolver) (7)	04/16/2027	Telecommunications	—	—	694	—	(7)
MDI Buyer, Inc.	07/25/2028	Chemicals, Plastics and Rubber	8.98%	3M L+600	14,400	14,117	14,112
MDI Buyer, Inc. Term Loan (7)	07/25/2028	Chemicals, Plastics and Rubber	—	—	5,196	—	(52)
MDI Buyer, Inc. (Revolver) (7)	07/25/2028	Chemicals, Plastics and Rubber	—	—	2,227	—	(22)
Meadowlark Acquirer, LLC	12/10/2027	Business Services	9.17%	3M L+550	1,320	1,307	1,307
Meadowlark Acquirer, LLC Term Loan I (7)	12/10/2027	Business Services	—	—	1,676	—	—
Meadowlark Acquirer, LLC Term Loan II (7)	12/10/2027	Business Services	—	—	8,922	—	—
Meadowlark Acquirer, LLC (Revolver) (7)	12/10/2027	Business Services	—	—	1,685	—	(17)
Municipal Emergency Services, Inc.	09/28/2027	Distribution	8.67%	3M L+500	703	697	663
Municipal Emergency Services, Inc. (7)	09/28/2027	Distribution	—	—	1,175	—	(56)
Municipal Emergency Services, Inc. (Revolver)	09/28/2027	Distribution	7.25%	3M L+500	282	282	266
Municipal Emergency Services, Inc. (Revolver) (7)	09/28/2027	Distribution	—	—	1,598	—	(93)
NBH Group LLC (Revolver) (7)	08/19/2026	Healthcare, Education and Childcare	—	—	1,163	—	—
Neptune Flood Incorporated	10/14/2026	Financial Services	7.10%	1M L+525	4,379	4,352	4,423
OIS Management Services, LLC (Revolver) (7)	07/09/2026	Healthcare, Education and Childcare	—	—	333	—	—
One Stop Mailing, LLC	05/07/2027	Cargo Transport	8.77%	3M L+625	7,008	6,889	6,798
ORL Acquisition, Inc.	09/03/2027	Business Services	8.92%	3M L+525	4,454	4,378	4,454
ORL Acquisition, Inc. (Revolver) (7)	09/03/2027	Business Services	—	—	597	—	—
Ox Two, LLC	05/18/2026	Building Materials	9.81%	1M L+700	15,391	15,189	15,083
Ox Two, LLC (Revolver)	05/18/2026	Building Materials	9.81%	3M L+700	1,774	1,774	1,739
Ox Two, LLC (Revolver) (7)	05/18/2026	Building Materials	—	—	645	—	(13)
PL Acquisitionco, LLC (Revolver) (7)	11/09/2027	Retail	—	—	3,236	—	(81)
PRA Events, Inc.	08/07/2025	Business Services	14.17%	3M L+1,050	24,907	21,694	24,907
			(PIK 10.5%)
PRA Events, Inc. (Revolver) (7)	08/07/2025	Business Services	—	3M L+1,050	2,000	—	—
Pragmatic Institute, LLC	07/06/2028	Business Services	9.30%	3M L+575	35,340	34,826	34,987
Pragmatic Institute, LLC Term Loan (7)	07/06/2028	Business Services	—	—	7,193	—	—
Pragmatic Institute, LL (Revolver)	07/06/2028	Business Services	9.30%	3M L+575	959	959	949
Pragmatic Institute, LL (Revolver) (7)	07/06/2028	Business Services	—	—	3,836	—	(38)
Quantic Electronics, LLC	11/19/2026	Aerospace and Defense	8.00%	1M L+625	679	673	666
Quantic Electronics, LLC (Revolver)	11/19/2026	Aerospace and Defense	9.51%	3M L+600	211	211	207
Quantic Electronics, LLC (Revolver) (7)	11/19/2026	Aerospace and Defense	—	—	317	—	(6)
Questex, LLC	09/09/2024	Media	7.45%	3M L+500	21,600	21,436	21,168
Questex, LLC (Revolver) (7)	09/09/2024	Media	—	—	3,590	—	(72)
Radius Aerospace, Inc. (Revolver)	03/31/2025	Aerospace and Defense	8.28%	3M L+575	891	891	877
Radius Aerospace, Inc. (Revolver) (7)	03/31/2025	Aerospace and Defense	—	—	1,336	—	(20)
Rancho Health MSO, Inc. (7)	12/18/2025	Healthcare, Education and Childcare	—	—	1,050	—	—
Rancho Health MSO, Inc. (Revolver) (7)	12/18/2025	Healthcare, Education and Childcare	—	—	525	—	—
Reception Purchaser, LLC	02/28/2028	Transportation	9.13%	SOFR+600	5,970	5,885	5,701
Recteq, LLC (Revolver)	01/29/2026	Consumer Products	9.92%	1M L+600	313	313	302
Recteq, LLC (Revolver) (7)	01/29/2026	Consumer Products	—	—	814	—	(28)

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

SEPTEMBER 30, 2022

(In thousands, except share data)

Issuer Name	Maturity / Expiration	Industry	Current Coupon	Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
Research Now Group, Inc. and Dynata, LLC	12/20/2024	Business Services	8.84%	3M L+550	126	$126	$113
Riverpoint Medical, LLC (Revolver) (7)	06/20/2025	Healthcare, Education and Childcare	—	—	364	—	(9)
Riverside Assessments, LLC	03/10/2025	Education	8.97%	3M L+625	12,906	12,705	12,648
Sales Benchmark Index LLC (Revolver) (7)	01/03/2025	Business Services	—	—	732	—	(7)
Sargent & Greenleaf Inc. (Revolver)	12/20/2024	Electronics	8.28%	3M L+550	593	593	587
Sargent & Greenleaf Inc. (Revolver) (7)	12/20/2024	Electronics	—	—	5	-	-
Schlesinger Global, Inc.	07/14/2025	Business Services	11.11%	3M L+700	4,689	4,636	4,571
Schlesinger Global, Inc. (Revolver)	07/14/2025	Business Services	9.09%	3M L+600	30	30	30
			(PIK 0.5%)
Schlesinger Global, Inc. (Revolver)(7)	07/14/2025	Business Services	—	—	8	—	—
Seaway Buyer, LLC	06/13/2029	Chemicals, Plastics and Rubber	9.70%	1M L+575	4,800	4,730	4,728
Seaway Buyer, LLC (Revolver)(7)	06/13/2029	Chemicals, Plastics and Rubber	—	—	3,126	—	(47)
Shiftkey, LLC	06/21/2027	Business Services	9.56%	1M L+575	17,955	17,784	17,722
Sigma Defense Systems, LLC	12/18/2025	Telecommunications	12.17%	1M L+850	31,680	31,004	31,047
Sigma Defense Systems, LLC (Revolver)	12/18/2025	Telecommunications	12.17%	1M L+850	1,131	1,131	1,108
Sigma Defense Systems, LLC (Revolver) (7)	12/18/2025	Telecommunications	—	—	1,845	—	(37)
Signature Systems Holding Company (Revolver) (7)	05/03/2024	Chemicals, Plastics and Rubber	—	—	2,016	—	(15)
Solutionreach, Inc. (Revolver) (7)	01/17/2024	Communications	—	—	1,665	—	(40)
Spear Education, LLC	02/26/2025	Education	9.42%	3M L+575	12,018	11,947	12,018
Spendmend Holdings LLC	03/01/2028	Business Services	8.63%	1M L+575	9,705	9,581	9,433
Spendmend Holdings LLC (7)	03/01/2023	Business Services	—	—	2,784	—	(57)
Spendmend Holdings LLC - Funded Revolver	03/01/2028	Business Services	8.63%	3M L+575	187	187	182
Spendmend Holdings LLC - Unfunded Revolver (7)	03/01/2028	Business Services	—	—	1,215	—	(34)
System Planning and Analysis, Inc. - (Revolver) (7) (f/k/a Management Consulting & Research, LLC)	08/16/2027	Aerospace and Defense	—	—	2,925	—	(47)
The Bluebird Group LLC	07/27/2026	Business Services	10.67%	3M L+700	4,884	4,796	4,933
The Bluebird Group LLC (Revolver) (7)	07/27/2026	Business Services	—	—	734	—	7
The Vertex Companies, LLC	08/30/2027	Business Services	8.18%	3M L+550	1,754	1,737	1,745
The Vertex Companies, LLC (7)	08/30/2027	Business Services	—	—	466	—	2
The Vertex Companies, LLC (Revolver)	08/30/2027	Business Services	8.26%	3M L+550	148	148	147
The Vertex Companies, LLC (Revolver) (7)	08/30/2027	Business Services	—	—	592	—	(3)
TVC Enterprises, LLC	03/26/2026	Transportation	8.87%	1M L+600	12,864	12,626	12,543
TVC Enterprises, LLC (Revolver) (7)	03/26/2026	Transportation	—	—	1,370	—	(34)
TWS Acquisition Corporation	06/16/2025	Education	8.76%	1M L+625	1,143	1,143	1,137
TWS Acquisition Corporation (Revolver) (7)	06/16/2025	Education	—	—	1,644	—	(8)
Tyto Athene, LLC (Revolver) (7)	04/01/2026	Aerospace and Defense	—	—	364	—	(26)
Unique Indoor Comfort, LLC	05/24/2027	Home and Office Furnishings	8.95%	1M L+525	27,233	26,904	26,634
Unique Indoor Comfort, LLC (7)	05/24/2027	Home and Office Furnishings	—	—	16,140	—	(194)
Unique Indoor Comfort, LLC (Revolver) (7)	05/24/2027	Home and Office Furnishings	—	—	3,000	—	(66)
Walker Edison Furniture Company LLC	03/31/2027	Home and Office Furnishings	12.42%	3M L+875	25,368	24,881	16,946
Wildcat Buyerco, Inc.	02/27/2026	Electronics	9.09%	3M L+575	3,831	3,771	3,716
Wildcat Buyerco, Inc. (Revolver) (7)	02/27/2026	Electronics	—	—	574	—	(41)
Zips Car Wash, LLC	03/01/2024	Auto Sector	10.13%	3M L+725	2,627	2,608	2,562
Total First Lien Secured Debt						599,263	588,267
Second Lien Secured Debt—22.2% of Net Assets
Atlas Purchaser, Inc	05/07/2029	Telecommunications	11.19%	3M L+900	17,000	16,551	14,909
Best Practice Associates LLC	06/29/2027	Aerospace and Defense	12.67%	3M L+900	17,825	17,506	17,290
Burgess Point Purchaser Corporation	07/28/2030	Auto Sector	12.16%	3M L+900	8,000	7,752	7,680
Data Axle, Inc.	04/03/2024	Other Media	12.92%	3M L+925	20,400	20,288	20,196
ENC Parent Corporation	08/19/2029	Business Services	11.17%	3M L+750	7,500	7,432	7,125
Halo Buyer, Inc.	07/06/2026	Consumer Products	11.37%	1M L+825	32,500	32,164	31,769
Inventus Power, Inc.	09/29/2024	Electronics	12.17%	3M L+850	16,593	16,387	16,344
QuantiTech LLC	02/04/2027	Aerospace and Defense	12.68%	3M L+1,000	150	148	148
VT Topco, Inc.	08/17/2026	Business Services	9.87%	3M L+675	15,000	14,932	14,475
Total Second Lien Secured Debt						133,160	129,936
Subordinated Debt/Corporate Notes—9.1% of Net Assets
Express Wash Acquisition Company, LLC	01/15/2029	Auto Sector	15.31%	3M L+1,150	21,000	20,278	20,359
Flock Financial, LLC	05/26/2027	Financial Services	12.50%	—	34,000	33,190	32,895
Total Subordinated Debt/Corporate Notes						53,468	53,254
Preferred Equity/Partnership Interests—1.3% of Net Assets (6)
Ad.net Holdings, Inc. (9)	—	Media	—	—	2,400	240	267
AH Newco Equityholdings, LLC	—	Healthcare, Education and Childcare	6.00%	—	211	500	2,127
Anteriad Holdings, LP (f/k/a MeritDirect Holdings, LP) (9)	—	Media	—	—	1,135	1,135	1,427
Imagine Topco, LP	—	Business Services	8.00%	—	743,826	744	704
Mars Intermediate Holdings II, Inc (9)	—	Media	—	—	414	414	484
NXOF Holdings, Inc. (Tyto Athene, LLC)	—	Aerospace and Defense	—	—	160	160	227
ORL Holdco, Inc.	—	Business Services	—	—	575	57	62
Signature CR Intermediate Holdco, Inc.	—	Chemicals, Plastics and Rubber	12.00%	—	1,527	1,527	1,932
TPC Holding Company, LP (8),(11)	—	Food	—	—	219	219	62
TWD Parent Holdings, LLC	—	Business Services	—	—	30	30	33
(The Vertex Companies, LLC)
Total Preferred Equity/Partnership Interests						5,026	7,325
Common Equity/Partnership Interests/Warrants—26.2% of Net Assets (6)
Ad.net Holdings, Inc. (9)	—	Media	—	—	2,667	27	35
Affinion Group Holdings, Inc. (Warrants)	04/10/2024	Consumer Products	—	—	77,190	2,126	—
AG Investco LP (9)	—	Business Services	—	—	805,164	805	1,127
AG Investco LP (7), (9)	—	Business Services	—	—	194,836	—	—
Altamira Intermediate Company II, Inc.	—	Aerospace and Defense	—	—	125,000	125	79

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

SEPTEMBER 30, 2022

(In thousands, except share data)

Issuer Name	Maturity / Expiration	Industry	Current Coupon	Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
AMCSI Crash Co-Invest, LP	—	Auto Sector	—	—	2,419,200	$2,419	$2,470
AMCSI Crash Co-Invest, LP (7)	—	Auto Sector	—	—	580,800	—	—
Anteriad Holdings, LP (f/k/a MeritDirect Holdings, LP) (9)	—	Media	—	—	1,135	—	270
Athletico Holdings, LLC	—	Healthcare, Education and Childcare	—	—	9,357	10,000	9,516
Atlas Investment Aggregator, LLC (9)	—	Telecommunications	—	—	1,700,000	1,700	1,219
Burgess Point Holdings, LP	—	Auto Sector	—	—	680	680	690
Cartessa Aesthetics, LLC	—	Distribution	—	—	3,562,500	3,563	3,716
CI (Allied) Investment Holdings, LLC	—	Business Services	—	—	120,962	1,243	1,651
(PRA Events, Inc.) (9)
Connatix Parent, LLC	—	Media	—	—	57,416	632	689
Cowboy Parent LLC	—	Distribution	—	—	26,360	2,782	4,011
(Blackhawk Industrial Distribution, Inc.)
Crane 1 Acquisition Parent Holdings, L.P.	—	Personal, Food and Miscellaneous Services	—	—	113	104	122
Delta InvestCo LP	—	Telecommunications	—	—	698,889	684	1,425
(Sigma Defense Systems, LLC) (9)
Delta InvestCo LP (7)	—	Telecommunications	—	—	442,155	—	—
(Sigma Defense Systems, LLC) (7), (9)
ECM Investors, LLC (9)	—	Electronics	—	—	167,537	37	358
eCommission Holding Corporation (11)	—	Financial Services	—	—	80	1,005	1,391
Exigo, LLC (9)	—	Business Services	—	—	1,458,333	1,458	1,288
Express Wash Topco, LLC	—	Auto Sector	—	—	658,000	3,290	3,369
FedHC InvestCo LP (9)	—	Aerospace and Defense	—	—	14,186	478	1,441
FedHC InvestCo LP (7),(9)	—	Aerospace and Defense	—	—	6,384	—	—
FedHC InvestCo II LP (9)	—	Aerospace and Defense			20,357	2,290	2,253
Gauge Lash Coinvest LLC	—	Consumer Products	—	—	889,376	137	4,208
Gauge Schlesinger Coinvest, LLC	—	Business Services	—	—	9	9	10
Gauge TVC Coinvest, LLC	—	Transportation	—	—	810,645	—	3,229
(TVC Enterprises, LLC)
GCOM InvestCo LP (9)	—	Business Services	—	—	2,434	1,003	587
Go Dawgs Capital III, LP	—	Building Materials	—	—	675,325	675	783
(American Insulated Glass, LLC) (9)
Green Veracity Holdings, LP - Class A	—	Business Services	—	—	15,000	1,500	5,700
(VT Topco, Inc.)
Hancock Claims Consultants Investors, LLC (9)	—	Insurance	—	—	450,000	450	477
HV Watterson Holdings, LLC	—	Business Services	—	—	1,600,000	1,600	1,387
Icon Partners V C, L.P.	—	Business Services	—	—	1,111,111	1,111	1,194
Icon Partners V C, L.P. (7),(9)	—	Business Services	—	—	388,889	—	—
Imagine Topco, LP	—	Business Services	—	—	743,826	—	—
Infogroup Parent Holdings, Inc.	—	Other Media	—	—	181,495	2,040	3,270
(Data Axle, Inc.)
Ironclad Holdco, LLC	—	Environmental Services	—	—	4,566	450	592
(Applied Technical Services, LLC) (9)
ITC Infusion Co-invest, LP	—	Healthcare, Education and Childcare	—	—	113,839	1,138	1,199
ITC Rumba, LLC	—	Healthcare, Education and Childcare	—	—	375,675	8	42,031
(Cano Health, LLC) (9)
JWC-WE Holdings, L.P.	—	Home and Office Furnishings	—	—	2,688	783	—
(Walker Edison Furniture Company LLC) (9)
Kentucky Racing Holdco, LLC (Warrants)	—	Hotels, Motels, Inns and Gaming	—	—	161,252	—	1,774
Kinetic Purchaser, LLC	—	Consumer Products	—	—	1,308,814	1,309	1,854
KL Stockton Co-Invest LP	—	Personal, Food and Miscellaneous Services	—	—	382,353	382	643
(Any Hour Services) (9)
Lariat ecoserv Co-Invest Holdings, LLC (9)	—	Environmental Services	—	—	363,656	180	1,376
Lightspeed Investment Holdco LLC	—	Healthcare, Education and Childcare	—	—	273,143	273	373
Mars Intermidiate Holdings II, Inc. (9)	—	Media	—	—	414	—	126
MDI Aggregator, LP	—	Chemicals, Plastics and Rubber	—	—	1,925,990	1,930	1,926
Meadowlark Title, LLC (9)	—	Business Services	—	—	815,385	815	897
Municipal Emergency Services, Inc.	—	Distribution	—	—	3,920,145	3,984	2,990
NEPRT Parent Holdings, LLC	—	Consumer Products	—	—	1,299	1,261	243
(Recteq, LLC) (9)
North Haven Saints Equity Holdings, LP	—	Business Services	—	—	351,553	352	373
NXOF Holdings, Inc.	—	Aerospace and Defense	—	—	3,261	3	68
(Tyto Athene, LLC)
OceanSound Discovery Equity, LP	—	Aerospace and Defense	—	—	98,286	979	1,651
(Holdco Sands Intermediate, LLC) (9)
OHCP V BC COI, L.P.	—	Distribution	—	—	446,250	446	382
OHCP V BC COI, L.P. (7),(9)	—	Distribution	—	—	303,750	—	(44)
Oral Surgery (ITC) Holdings, LLC (9)	—	Healthcare, Education and Childcare	—	—	2,904	63	173
ORL Holdco, Inc.	—	Business Services	—	—	638	6	113
PennantPark-TSO Senior Loan Fund II, LP	—	Financial Services	—	—	15,038,871	15,039	15,571
Pink Lily Holdco, LLC (9)	—	Retail	—	—	1,044	1,044	550
Pragmatic Institute, LLC	—	Business Services	—	—	1,918,047	1,918	1,918
QuantiTech InvestCo LP (9)	—	Aerospace and Defense	—	—	712	68	352
QuantiTech InvestCo LP (7),(9)	—	Aerospace and Defense	—	—	955	—	—
QuantiTech InvestCo II LP (9)	—	Aerospace and Defense	—	—	40	25	24
RFMG Parent, LP	—	Healthcare, Education and Childcare	—	—	1,050,000	1,050	1,090
(Rancho Health MSO, Inc.)
SBI Holdings Investments LLC	—	Business Services	—	—	36,585	366	359
(Sales Benchmark Index LLC)
Seaway Topco, LP	—	Chemicals, Plastics and Rubber	—	—	2,981	2,981	2,981
Signature CR Intermediate Holdco, Inc.	—	Chemicals, Plastics and Rubber	—	—	80	80	—
SP L2 Holdings, LLC	—	Consumer Products	—	—	881,966	882	913

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

SEPTEMBER 30, 2022

(In thousands, except share data)

Issuer Name	Maturity / Expiration	Industry	Current Coupon	Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
SSC Dominion Holdings, LLC	—	Electronics	—	—	1,500	$1,500	$2,041
Class A (US Dominion, Inc.)
SSC Dominion Holdings, LLC	—	Electronics	—	—	1,500	—	4,389
Class B (US Dominion, Inc.)
StellPen Holdings, LLC	—	Media	—	—	153,846	154	152
(CF512, Inc.)
TAC LifePort Holdings, LLC (9)	—	Aerospace and Defense	—	—	232,558	233	296
Tower Arch Infolinks Media, LP (9)	—	Media	—	—	531,293	511	896
Tower Arch Infolinks Media, LP (7), (9)	—	Media	—	—	364,151	—	—
TPC Holding Company, LP (8). (11)	—	Food	—	—	11,527	12	—
TWD Parent Holdings, LLC	—	Business Services	—	—	608	1	—
(The Vertex Companies, LLC)
U.S. Well Services, Inc. - Class A (5), (11)	—	Oil and Gas	—	—	60,057	3,022	304
UniVista Insurance (9)	—	Business Services	—	—	400	382	454
WCP Ivyrehab QP CF Feeder, LP	—	Healthcare, Education and Childcare	—	—	3,762,257	3,762	3,762
WCP Ivyrehab QP CF Feeder, LP - Unfunded (7)	—	Healthcare, Education and Childcare	—	—	237,743	—	—
Wildcat Parent, LP	—	Electronics	—	—	2,314	231	616
(Wildcat Buyerco, Inc.)
Total Common Equity/Partnership Interests/Warrants						91,596	153,373
Total Investments in Non-Controlled, Non-Affiliated Portfolio Companies						882,513	932,155
Investments in Non-Controlled, Affiliated Portfolio Companies—5.9% of Net Assets (1), (2)
Preferred Equity/Partnership Interests—5.6% of Net Assets(6)
Cascade Environmental Holdings, LLC (9)	—	Environmental Services	—	—	5,887,236	32,791	32,791
Total Preferred Equity/Partnership Interests						32,791	32,791
Common Equity/Partnership Interests/Warrants—0.3% of Net Assets (6)
Cascade Environmental Holdings, LLC	—	Environmental Services	—	—	7,444,347	2,852	—
JF Intermediate, LLC	—	Distribution	—	—	19,687	1,969	1,969
Total Common Equity/Partnership Interests/Warrants						4,821	1,969
Total Investments in Non-Controlled, Affiliated Portfolio Companies						37,612	34,760
Investments in Controlled, Affiliated Portfolio Companies—44.3% of Net Assets (1), (2)
First Lien Secured Debt—7.3% of Net Assets
AKW Holdings Limited (8), (10), (11)	03/13/2024	Healthcare, Education and Childcare	8.67%	3M L+700	£38,250	52,792	42,698
Total First Lien Secured Debt						52,792	42,698
Second Lien Secured Debt—0% of Net Assets
Mailsouth Inc.	04/23/2025	Printing and Publishing	—	—	12,846	12,383	—
Total Second Lien Secured Debt						12,383	—
Subordinated Debt—15.0% of Net Assets
PennantPark Senior Loan Fund, LLC (11)	07/31/2027	Financial Services	10.79%	3M L+800	88,011	88,011	88,011
Total Subordinated Debt						88,011	88,011
Common Equity—22.0% of Net Assets (6)
AKW Holdings Limited (8), (10), (11)	—	Healthcare, Education and Childcare	—	—	£950	132	3,297
MSpark, LLC	—	Printing and Publishing	—	—	51,151	16,516	—
PennantPark Senior Loan Fund, LLC	—	Financial Services	—	—	49,298,789	49,362	51,098
RAM Energy Holdings LLC (9)	—	Energy and Utilities	—	—	180,805	162,708	74,282
Total Common Equity						228,718	128,677
Total Investments in Controlled, Affiliated Portfolio Companies						381,904	259,386
Total Investments—209.4% of Net Assets						1,302,029	1,226,301
Cash and Cash Equivalents—9.0% of Net Assets
BlackRock Federal FD Institutional 30						39,122	39,122
BNY Mellon Cash Reserve and Cash						13,722	13,544
Total Cash and Cash Equivalents						52,844	52,666
Total Investments and Cash Equivalents—218.4% of Net Assets						$1,354,873	$1,278,967
Liabilities in Excess of Other Assets—(118.4%) of Net Assets							(693,402)
Net Assets—100.0%							$585,565

(1)
The provisions of the 1940 Act classify investments based on the level of control that we maintain in a particular portfolio company. As defined in the 1940 Act, a company is generally presumed to be “non-controlled” when we own 25% or less of the portfolio company’s voting securities and “controlled” when we own more than 25% of the portfolio company’s voting securities.
(2)
The provisions of the 1940 Act classify investments further based on the level of ownership that we maintain in a particular portfolio company. As defined in the 1940 Act, a company is generally deemed as “non-affiliated” when we own less than 5% of a portfolio company’s voting securities and “affiliated” when we own 5% or more of a portfolio company’s voting securities (See Note 6).
(3)
Valued based on our accounting policy (See Note 2).
(4)
Represents floating rate instruments that accrue interest at a predetermined spread relative to an index, typically the applicable London Interbank Offered Rate, or LIBOR or “L,” the Euro Interbank Offered Rate, or EURIBOR or “E,” or Prime rate, or “P.” The spread may change based on the type of rate used. The terms in the Schedule of Investments disclose the actual interest rate in effect as of the reporting period. LIBOR loans are typically indexed to a 30-day, 90-day or 180-day LIBOR rate (1M L, 3M L, or 6M L, respectively), and EURIBOR loans are typically indexed to a 90-day EURIBOR rate (3M E), at the borrower’s option. All securities are subject to a LIBOR or Prime rate floor where a spread is provided, unless noted. The spread provided includes PIK interest and other fee rates, if any.
(5)
The security was not valued using significant unobservable inputs. The value of all other securities was determined using significant unobservable inputs (See Note 5).
(6)
Non-income producing securities.
(7)
Represents the purchase of a security with delayed settlement or a revolving line of credit that is currently an unfunded investment. This security does not earn a basis point spread above an index while it is unfunded.
(8)
Non-U.S. company or principal place of business outside the United States.
(9)
Investment is held through our Taxable Subsidiary (See Note 1).
(10)
Par / Shares amount is denominated in British Pounds (£) as denoted.
(11)
The investment is treated as a non-qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of our total assets. As of September 30, 2022, qualifying assets represent 88% of the Company’s total assets and non-qualifying assets represent 12% of the Company’s total assets.